SETTLEMENT AGREEMENT

                            AND RELEASE OF ALL CLAIMS

      This Settlement Agreement and Release (this "RELEASE") is dated November 28, 2001 made and entered into by John Settles and Universal Money Centers, Inc. and mutually releases any and all claims against each party to this agreement.

                                    RECITALS

A. John Settles is employed in the position of President of Universal Money Centers, Inc., and it is alleged that Settles has claims against Universal Money Centers, Inc. pursuant to his employment with Universal Money Centers, Inc.

B. It is the desire of all parties to resolve and settle any and all disputes and claims arising from John Settles being a shareholder of Universal Money Centers, Inc. and from the employment of John Settles during his employment by Universal Money Centers, Inc.

C. This is a disputed claim. Neither party admits any of the allegations that may exist, either by John Settles or by Universal Money Centers, Inc.

D. Because Universal Money Centers, Inc. is a public company, this RELEASE must be filed with the Securities and Exchange Commission ("SEC"). Other than filing this RELEASE with the SEC, confidentiality is an extremely important element of this settlement and John Settles and Universal Money Centers, Inc. agree to maintain the confidentiality of this matter, and the terms and conditions of this settlement.

      NOW THEREFORE, the parties for and in consideration of the foregoing and the payment, covenants, and conditions hereinafter set forth do hereby agree as follows:

     1. John Settles for himself, successors and assigns hereby fully releases, acquits and forever discharges and releases Universal Money Centers, Inc., its sureties, successors, assigns, divisions, affiliated corporations, general and limited partners, employees, agents, servants, attorneys, representatives, officers, directors, stockholders, members and all other persons, firms, entities, corporations now or hereafter affiliated with them, or any of them, of and from any and all claims, demands, actions, causes of action, loss of services, obligations, compensations, costs, expenses, losses, damages, and liabilities of any nature whatsoever arising out of or related to the claims and/or surrounding circumstances, whether or not now known, suspected, or claimed, which they have ever had, may have had, now have or claim to have against any of them, which have or may have happened, developed, occurred, or arisen prior to the execution of this RELEASE or which may arise in the future, and may be based upon, on account of similar or related to, connected with or arising out of any act or omission or thing occurring on or prior to the date hereof, including, without limiting (a) the generality of the foregoing, (b) any act cause, matter or thing stated, claimed or alleged, or which could have been alleged in the matter, (c)Title VII of the Civil Rights Act of 1964, (d) the Age Discrimination in Employment Act, (e) the Americans with Disability Act, (f) the Fair Labor Standards Act, (g) the Family Medical Leave Act, (h) any and all state statutory or common law claims, or (i) any and all claims arising out of John Settles' ownership of the common stock of Universal Money Centers, Inc.

     2. The parties agree that the separation of John Settles from his employment by Universal Money Centers, Inc. shall be completed in a concise and clear manner. The separation from employment shall be effective at the close of business November 30, 2001.

     3. In full satisfaction of signing this RELEASE, the release and discharge given under Section 1 hereof, all actions be made hereunder and all promises given, payment of Twenty-three Thousand and Seventy-seven Dollars, $23,077.00, in cash shall be paid to John Settles by Universal Money Centers, Inc. on the date which is seven (7) days after the date of this RELEASE and Twenty-three Thousand and Seventy-seven Dollars, $23,077.00, in cash shall be paid to John Settles on February 1, 2002.

     4. Universal Money Centers, Inc. agrees to reimburse John Settles for all legitimate out-of-pocket business expenses in the amount of $___________ incurred to date that have not as yet been reimbursed and which are supported by appropriate supporting documentation.

     5. As partial consideration for the payments made hereunder, John Settles agrees to act and will act as a consultant to Universal Money Centers, Inc., from time to time upon the request of the Chief Executive Officer of Universal Money Centers, Inc., on a good faith, "when available", "best efforts" basis for up to a total of four weeks through March 31, 2002. Any reasonable out-of-pocket expenses incurred by John Settles in connection with such consulting shall be reimbursed by Universal Money Centers, Inc. within ten (10) days of John Settles' delivery of appropriate supporting documentation.

     6. John Settles agrees to cooperate with Universal Money Centers, Inc. to the extent reasonably required by Universal Money Centers, Inc. in its defense of the litigation filed by Dave Windhorst, including without limitation, providing testimony, affidavits or other documentation. Any reasonable out-of-pocket expenses incurred by John Settles in complying with this Section 6 shall be reimbursed by Universal Money Centers, Inc. within ten (10) days of John Settles' delivery of appropriate supporting documentation.

     7. The separation of John Settles from his employment with Universal Money Centers, Inc. shall be characterized as amicable in the communication, announcement, and explanation that may be given to employees, customers, and outside service entities by Universal Money Centers, Inc.

     8. Each person signing this RELEASE on behalf of a corporation, partnership, joint venture or governmental entity party hereby declares that he, or she, has authority to sign on behalf of his/her respective corporate, partnership, joint venture entity party and agrees to hold the other party harmless if he, or she does not have such authority.

     9. This RELEASE shall be executed in several counterparts, and all counterparts so executed shall constitute one binding agreement on all of the parties hereto and each executed counterpart shall be deemed an original.

     10. This RELEASE shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representative, and assigns.

     11. John Settles and Universal Money Centers, Inc. expressly waive and relinquish any rights or benefits available to them under the provisions of section 1542 of the California Civil Code which provides:

      A general release does not extend to claims which a creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

     12. All covenants, agreements, representations, and warranties set forth in this RELEASE in any certificate, instrument, or other document delivered pursuant to any provisions hereof, shall survive the execution of this RELEASE.

     13. This RELEASE constitutes the entire agreement between and among the undersigned parties hereto, and the RELEASE shall not be amended or modified except in writing and signed by each of the parties. There are no representations, warranties, promises, or other statement upon which the parties have relied, by whatever name called, express or implied, written or oral, except as expressly set forth in this RELEASE. The RELEASE is in lieu of and extinguishes all other agreements, written or oral, express or implied, which may have been entered into by and between the parties in connection with this matter. The only representations, promises, warranties, or other statements upon which the parties have relied as expressly set forth in this RELEASE and the parties executing this RELEASE acknowledge the reasonableness of each and every term of this RELEASE.

     14. Except for filing this RELEASE with the SEC, John Settles and Universal Money Centers, Inc. agree this RELEASE and the terms, conditions and covenants thereto shall remain in the strictest of confidence. Other than filing the RELEASE with the SEC, neither party shall at any time disclose the terms or conditions of this settlement to any third party without a significant need to know.

     15. The termination date of John Settles from his employment with Universal Money Centers, Inc. shall be November 30, 2001. The parties agree that withholding shall be deducted from the severance payments.

     16. This RELEASE has been prepared by the mutual efforts of the undersigned parties and reviewed by each of them, and therefore shall not be construed against any party because that party's representative drafted this RELEASE or any part of it.

     17. Each of the undersigned parties hereby acknowledges that it has read this RELEASE and understands all of its terms and this RELEASE is executed voluntarily and with full knowledge of its significance.

     18. CONSULTATION WITH ATTORNEY AND RIGHT TO REVOKE.
         ----------------------------------------------

     (a) EMPLOYEE ACKNOWLEDGES THAT HE HEREBY IS ADVISED IN WRITING TO CONSULT WITH AN ATTORNEY PRIOR TO SIGNING THIS AGREEMENT. IMPORTANT RIGHTS OF EMPLOYEE ARE AFFECTED BY THIS AGREEMENT;

     (b) EMPLOYEE ACKNOWLEDGES THAT HE WAS GIVEN A PERIOD OF TWENTY-ONE (21) DAYS FROM NOVEMBER 28, 2001 TO DECEMBER 19, 2001 TO CONSIDER THIS AGREEMENT AND THE RELEASES CONTAINED HEREIN AND TO DECIDE WHETHER TO SIGN THIS AGREEMENT; AND

     (c) EMPLOYEE MAY REVOKE THIS AGREEMENT AT ANY TIME DURING THE SEVEN (7) DAYS FOLLOWING HIS SIGNING BY GIVING THE CHIEF EXECUTIVE OFFICER OF THE COMPANY WRITTEN NOTICE OF REVOCATION. THIS AGREEMENT WILL NOT BECOME EFFECTIVE OR ENFORCEABLE UNTIL SUCH SEVEN (7) DAY REVOCATION PERIOD HAS EXPIRED.

      WHEREFORE, the undersigned having read the foregoing and fully understanding it and agreeing to its terms have caused this RELEASE to be duly executed by them individually or by their respective officer as of the date first written above.


DATED:  November 28, 2001          /s/ John Settles
                                   ----------------------------------
                                   JOHN SETTLES


DATED:  November 28, 2001          /s/ David S. Bonsal
                                   ----------------------------------
                                   DAVID S. BONSAL, Chairman and CEO,
                                   Universal Money Centers, Inc.